OPPENHEIMER U.S. GOVERNMENT TRUST
Semiannual Report December 31, 1995

[photo]


"We need monthly INCOME, and we need to feel COMFORTABLE about how our money is invested."








[logo] OppenheimerFunds-r-

NEWS

"ROSENBERG HAS SHOWN HIMSELF SKILLED AT MAINTAINING THE FUND'S BALANCE." -- Morningstar Mutual Funds
October 13, 1995

STANDARDIZED YIELD (3)
For the 30 Days Ended 12/31/95:
Class A
5.97%
Class B
5.46%
Class C
5.49%

This Fund is for people who want monthly INCOME and want to feel SECURE with a fund investing primarily in bonds backed by the U.S. government, its agencies and instrumentalities.

HOW YOUR FUND IS MANAGED
Oppenheimer U.S. Government Trust seeks high current income and safety of principal by investing primarily in a portfolio of fixed-income securities issued or guaranteed by the U.S. government, its agencies, and instrumental-ities.

While an investment in the Fund is neither insured nor guaranteed, and its shares fluctuate in value, the fact that most of the securities in the Fund's portfolio are government-backed means investors enjoy superior credit safety and assurance of timely payment to the Fund of principal and interest on those securities.

In addition, the Fund is also designed to provide higher income than more conservative fixed-income investments.

PERFORMANCE
Total return at net asset value for the 6 months ended 12/31/95 was 5.22% for Class A shares and 4.82% for Class C shares. (1)

Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10- year periods ended 12/31/95 were 9.48%, 7.16% and 7.64%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 12/1/93 were 13.02% and 5.55%, respectively. (2)

OUTLOOK
"Our outlook is positive. Our strategy is to remain fairly cautious and conservative, positioning the Fund to provide income, relative stability, and a good degree of protection on the downside."

David Rosenberg, Portfolio Manager
December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/85. Class C returns show results of hypothetical investments on 12/31/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B cumulative total return since inception (7/21/95) was 0.63%. An explanation of the different performance calculations is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-matur-ity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2  Oppenheimer U.S. Government Trust

[photo]
Bridget A. Macaskill
President
Oppenheimer U.S. Government Trust

Dear OppenheimerFunds Shareholder,

The bond market amply rewarded patient investors in 1995.

One year ago, many fixed-income investors had negative returns, as a surging economy pushed interest rates higher and bond prices lower. But a vigilant Federal Reserve Board helped slow the economy down by early 1995, lowering the fear of inflation. And by the summer, after a quarter in which GDP growth was just 1.3%, the Fed began to lower short-term interest rates.

In the Fall, a balanced federal budget was on the front burner in Washington, suggesting to foreign investors that the U.S. was finally addressing its rising debt burden, which helped stabilize the U.S. dollar, making U.S. fixed-income investments more attractive to international investors.

Throughout 1995, inflation and economic growth came in at less than 3%. As a result, the yield on the benchmark 30-year U.S. Treasury bond fell to 6% from nearly 8% the year before. And patient investors saw the value of their higher paying bonds appreciate substantially. In 1995, while the stock market was up 35%, bonds rose as much as 20%, depending on the type of security.

Overall, the best performing sector of the bond market was the 30-year U.S. Treasury bond. This is because when interest rates are falling, bonds with the longest maturities appreciate the most in price. Another excellent performing sector in 1995 was that of high quality corporate bonds. Although a slowing economy often raises credit worries about Corporate America, the continuation of strong corporate profits offset these concerns.

After having such a good year, where does the bond market go from here? Unlike stocks, which have infinite upside potential, bonds have a constraint. For bonds to do well, interest rates must remain steady or continue to fall. And when interest rates are low already, there is only so far they can decline. But if inflation can be maintained, and if a budget accord is reached, a positive environment can continue to exist.

We believe that the general long-term trend for the U.S. economy is slow growth and low inflation. Moving into 1996, we're looking for even slower growth than we saw in 1995, which should be an excellent environment for bond investors.

Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages.

Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/  Bridget A. Macaskill
Bridget A. Macaskill


January 22, 1996

3  Oppenheimer U.S. Government Trust

Q + A

Q  How did the Fund perform?

[photo][photo]

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?
Our returns were good for the period and in line with our expectations, though we didn't experience the dramatic performance that some more aggressive bond funds did. This Fund was designed to give investors a conservative vehicle for income with a strong emphasis on protecting principal in down markets. We believe over the long term this approach will help performance in general and in relation to our more aggressive competitors.

WHAT FACTORS POSITIVELY INFLUENCED YOUR PERFORMANCE?
Over the period, we were able to achieve our goals of providing income with relatively low risk, even though this wasn't the best environment for our style of investing, which places emphasis on mortgage-backed securities as well as Treasuries. Our holdings in U.S. Treasuries performed well over the period due to declining interest rates. In addition, we were able to raise our yield somewhat and to further diversify the portfolio through the addition of non-agency mortgage-backed securities which are backed by mortgage loans under-written by banks rather than the government.

WHICH INVESTMENTS DIDN'T PERFORM AS WELL AS EXPECTED?
In general, mortgage-backed securities have suffered in terms of relative price performance over the period due to investors' concerns about prepayment risk -- a situation that always arises during periods of interest rate declines. During the past six months, we reduced our holdings in the adjustable rate mortgage
(ARM) market and replaced them with better-performing fixed-rate issues. Long term, however, we believe the mortgage sector has a lot to offer in terms of yield and value.

[photo]

4  Oppenheimer U.S. Government Trust

FACING PAGE
Top left:  David Rosenberg, Portfolio Manager

Top right:  Donna Compert, Member of Fixed Income Investments Team

Bottom left:  Len Darling, Executive VP, Director of Fixed Income
Investments

THIS PAGE
Top:  Michael Maciolek, Member of Fixed Income Investments Team

Bottom:  David Rosenberg with Leslie Falconio and Gina Palmieri,
Members of Fixed Income Investments Team

[photo]

A  Our returns were GOOD and in line with our expectations.

At this time, we continue to add to our mortgage holdings where we see securi-ties available at reasonable prices.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?
In Treasuries, we continue to employ a barbell strategy, meaning that we are investing in both short- and long-term bonds. This strategy is based on our expectation that long-term interest rates will decline further than short-term rates, so we want to be exposed to both areas to balance potential changes in price and income from the securities the Fund owns.

We also plan to continue adding to non-agency mortgages in the coming months, not only because they offer income and diversification, but also due to the fact that they're one of the few types of fixed-income securities that can benefit from increases in inflation. Because non-agency mortgages have an indirect relationship with the other types of securities in the Fund, this helps us in our effort to be prepared for any changes in the economy.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Our outlook is positive. We expect the U.S. economy to continue to grow at a slower pace with inflation continuing to be only modest. As a result, we expect that rates will remain at or near their current trading range. And although we believe the fundamentals for bonds going forward are strong, we expect that the majority of the rally has already become apparent in their current pricing.
That being our position, our strategy is to remain fairly cautious and conserva-tive, positioning the Fund to provide income, relative stability, and a good degree of protection on the downside.//

[photo]

5  Oppenheimer U.S. Government Trust

        ----------------------------------------------------------------------------------------------------------------------------
      STATEMENT OF INVESTMENTS   December 31, 1995 (Unaudited)


                                                                                                    FACE               MARKET VALUE
                                                                                                    AMOUNT             SEE NOTE 1
====================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS - 84.9%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 73.3%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 39.8%
        ----------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.:
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
       Participation  Certificates:
       9.50%, 12/1/02-11/1/03                                                                       $   596,341        $    624,294
       10%, 6/15/20                                                                                   3,011,000           3,525,670
       14%, 1/1/11                                                                                      578,346             684,433
       6.65%, 4/15/21                                                                                10,750,000          10,743,227
       8.50%, 10/15/19                                                                                1,941,813           1,980,029
       9%, 7/15/21                                                                                    2,319,689           2,376,939
       Collateralized Mtg. Obligations, Series 1548, Cl. C, 7%,
       4/15/21                                                                                        3,000,000           3,016,860
       Gtd. Multiclass Mtg. Participation Certificates:
       11.50%, 6/1/20                                                                                 1,702,671           1,954,348
       13%, 8/1/15                                                                                    2,722,541           3,269,602
       Gtd. Multiclass Mtg. Participation Certificates, Series
       1455, Cl. J, 7.50%, 12/15/22                                                                   5,000,000           5,398,400
        ----------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn.:
       11%, 7/1/16                                                                                    1,926,313           2,185,162
       11.50%, 11/1/15                                                                                1,487,641           1,694,974
       7%, 1/15/26(1)                                                                                20,000,000          20,162,400
       7%, 8/1/25                                                                                    28,087,418          28,315,488
       7.50%, 8/1/25                                                                                  4,962,260           5,084,729
       Collateralized Mtg. Obligations, Series 1992-103, Cl. JB,
       10.50%, 11/25/20                                                                              10,000,000          11,909,300
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates:
       13%, 11/1/12                                                                                     227,263             266,252
       7%, 12/25/21                                                                                  29,617,000          30,172,319
       8%, 3/25/01-12/1/22                                                                            9,516,729           9,654,512
       8.75%, 11/25/05-12/25/20                                                                      30,000,000          32,405,560
       Gtd. Mtg. Pass-Through Certificates, 12%, 4/1/19                                               1,780,280           2,089,604
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, 8%, 7/25/19                                                                     18,000,000          19,125,000
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, Trust 1992-112, Cl. ED, 4%, 12/25/20                                             3,000,000           2,657,790
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, Trust 1993-87, Cl. S, Inverse Floater, 5.397%,
       6/25/23 (coupon inversely indexed to 1-month US LIBOR,
       multiplied by 1.857)(2)                                                                        2,199,998           1,691,593
       Interest-Only Stripped Mtg.-Backed Security, Trust 222, Cl.
       2, 11.552%-14.739%, 6/1/23(3)                                                                 86,304,427          23,241,514
       Principal-Only Stripped Mtg.-Backed Security, Series 1993-
       243, Cl. E, Zero Coupon, 2.99%, 11/25/23(4)                                                    1,016,691             557,274
                                                                                                                       -------------
                                                                                                                        224,787,273
------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 33.5%
        ----------------------------------------------------------------------------------------------------------------------------
       Government National Mortgage Assn.:
       6%, 1/15/26(1)                                                                                28,000,000          28,297,500
       7%, 1/15/26(1)                                                                                15,000,000          15,178,200
       7%, 2/15/22-11/15/23                                                                          19,545,559          19,798,648
       7.50%, 1/15/26(1)                                                                             42,750,000          43,979,062
       7.50%, 2/15/22-5/15/24                                                                        23,465,238          24,169,066
       8%, 4/15/02-5/15/25                                                                           34,599,226          36,062,283
       8.50%, 6/15/01-8/15/01                                                                           156,514             164,364
       9.50%, 7/15/18-1/15/20                                                                         1,776,513           1,917,396


 6  Oppenheimer U.S. Government Trust


                                                                                                   FACE                MARKET VALUE
                                                                                                   AMOUNT              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED
(CONTINUED)
       10%, 6/15/16-5/15/19                                                                        $  3,475,078        $  3,842,626
       10.50%, 1/15/98-5/15/21                                                                       11,121,752          12,399,537
       11%, 7/20/20                                                                                     125,888             141,269
        ----------------------------------------------------------------------------------------------------------------------------
       U.S. Department of Veterans Affairs, Interest-Only Gtd.
       Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, Vendee Mtg. Trust, Series 1995-2B, Cl. 2-IO,
       24.40%, 6/1/25(3)                                                                            137,802,861           3,638,857
                                                                                                                       -------------
                                                                                                                        189,588,808
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE - 11.6%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL - 5.5%
        ----------------------------------------------------------------------------------------------------------------------------
       FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-C1, Cl. 2-G,
       8.70%, 9/25/25(5)                                                                              3,000,000           3,128,437
        ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
       Certificates, Series 1995-C2, Cl. C, 7.70%, 6/15/21(6)                                         2,981,010           3,075,099
        ----------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Capital, 7.95% Collateralized Mtg.
       Obligations, Cl. C, 8/15/27(5)                                                                 5,014,988           5,366,037
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates:
       Series 1992-C5, Cl. C, 8.85%, 5/25/22                                                          7,601,257           7,962,317
       Series 1992-CHF, Cl. E, 8.25%, 12/25/20                                                        8,381,304           8,224,155
       Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                          1,183,001           1,258,048
        ----------------------------------------------------------------------------------------------------------------------------
       SE Commercial Mortgage Pass-Through Certificates,
       Series 93-01, Cl. A1, 6.65%, 11/28/13                                                          2,368,624           2,355,301
                                                                                                                       -------------
                                                                                                                         31,369,394
------------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY - 5.4%
        ----------------------------------------------------------------------------------------------------------------------------
       Countrywide Funding Corp., Series 1993-12, Cl. B1,
       6.625%, 2/25/24                                                                               3,000,000           2,827,500
        ----------------------------------------------------------------------------------------------------------------------------
       CS First Boston Mortgage Securities Corp., Mtg. Pass-
       Through Interest-Only Certificates, Series 94-M1, Cl. A-X,
       .52%, 2/15/02(3)(5)                                                                          125,768,000              97,045
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates:
       Series 1991-M5, Cl. A, 9%, 3/25/17                                                             7,599,698           8,046,180
       Series 1992-M4, Cl. B, 7.20%, 9/25/21                                                          1,392,952           1,397,306
       Series 1994-C1, Cl. C, 8%, 6/25/26                                                             7,075,000           7,563,617
       Series 1994-C2, Cl. D, 8%, 4/25/25                                                             2,926,208           2,996,620
       Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                          7,677,000           7,331,535
                                                                                                                       -------------
                                                                                                                         30,259,803
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL - 0.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Prudential Home Mortgage Securities Corp., Sub. Fixed
       Rate Mtg. Securities, Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1995-A, Cl. B2,
       8.684%, 3/28/25(5)(6)                                                                          1,492,574           1,534,086
        ----------------------------------------------------------------------------------------------------------------------------
       Residential Funding Corp., Mtg. Pass-Through
       Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                          2,555,976           2,639,046
                                                                                                                       -------------
                                                                                                                          4,173,132
                                                                                                                       -------------
       Total Mortgage-Backed Obligations (Cost $467,899,148)                                                            480,178,410


 7  Oppenheimer U.S. Government Trust

        ----------------------------------------------------------------------------------------------------------------------------
       STATEMENT OF INVESTMENTS   (Unaudited)
                                                                                                    FACE               MARKET VALUE
                                                                                                    AMOUNT             SEE NOTE 1
====================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS - 31.4%
------------------------------------------------------------------------------------------------------------------------------------
TREASURY - 31.4%
------------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds:
       8.875%, 8/15/17                                                                              $ 2,000,000        $  2,680,000
       STRIPS, Zero Coupon, 6.108%, 11/15/05(7)                                                      15,000,000           8,597,834
       STRIPS, Zero Coupon, 6.118%, 2/15/06(7)                                                       20,000,000          11,269,137
        ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       7.625%, 5/31/96                                                                                4,000,000           4,040,000
       7.875%, 11/15/04                                                                              61,500,000          71,243,869
       8%, 5/15/01(8)                                                                                63,500,000          71,120,000
       8.75%, 8/15/00                                                                                 7,300,000           8,296,902
                                                                                                                       -------------
       Total U.S. Government Obligations (Cost $175,090,043)                                                            177,247,742

                                                                     DATE        STRIKE             CONTRACTS
====================================================================================================================================
PUT OPTIONS PURCHASED - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
       Government National Mortgage Assn., 7%, 12/15/22, Put
       Opt. (Cost $206,250)                                          Mar. 96     $100.31                30,000              112,500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $643,195,441)                                                          116.3%         657,538,652
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                    (16.3)         (92,256,631)
                                                                                                    -----------        -------------
       NET ASSETS                                                                                        100.0%        $565,282,021
                                                                                                    ===========        =============

       1. When-issued security to be delivered and settled after December 31, 1995.
       2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,691,593 or 0.30% of the Fund's net assets at December 31, 1995.
       3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
       4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
       Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
       5. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,125,605 or 1.79% of the Fund's net assets, at December 31, 1995.
       6.  Represents the current interest rate for a variable rate security.
       7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       8. A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:


                                                      FACE
                                                      SUBJECT    EXPIRATION  EXERCISE       PREMIUM        MARKET VALUE
                                                      TO CALL    DATE        PRICE          RECEIVED       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.875%, 11/15/05                  1,000,000  3/96        $100.78        $206,025       $125,625



        See accompanying Notes to Financial Statements.

 8  Oppenheimer U.S. Government Trust

                           STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995(Unaudited)
====================================================================================================================================
ASSETS                     Investments, at value (cost $643,195,441) - see accompanying statement                      $657,538,652
                           ---------------------------------------------------------------------------------------------------------
                           Receivables:
                           Investments sold                                                                              13,517,535
                           Interest and principal paydowns                                                                5,087,748
                           Shares of beneficial interest sold                                                             1,755,057
                           ---------------------------------------------------------------------------------------------------------
                           Other                                                                                             36,711
                                                                                                                       -------------
                           Total assets                                                                                 677,935,703

====================================================================================================================================
LIABILITIES                Bank overdraft                                                                                   250,959
                           ---------------------------------------------------------------------------------------------------------
                           Options written, at value (premiums received $206,025) -
                           see accompanying statement - Note 5                                                              125,625
                           ---------------------------------------------------------------------------------------------------------
                           Payables and other liabilities:
                           Investments purchased on a when-issued basis                                                 107,315,823
                           Shares of beneficial interest redeemed                                                         3,722,071
                           Dividends                                                                                        709,670
                           Distribution and service plan fees                                                               293,440
                           Trustees' fees                                                                                   156,856
                           Shareholder reports                                                                               31,536
                           Transfer and shareholder servicing agent fees                                                     11,396
                           Other                                                                                             36,306
                                                                                                                       -------------
                           Total liabilities                                                                            112,653,682

====================================================================================================================================
NET ASSETS                                                                                                             $565,282,021
                                                                                                                       -------------
                                                                                                                       -------------
====================================================================================================================================
COMPOSITION OF             Paid-in capital                                                                             $565,638,168
NET ASSETS                 ---------------------------------------------------------------------------------------------------------
                           Undistributed net investment income                                                               42,547
                           ---------------------------------------------------------------------------------------------------------
                           Accumulated net realized loss on investment transactions                                     (14,822,305)
                           ---------------------------------------------------------------------------------------------------------
                           Net unrealized appreciation on investments                                                    14,423,611
                                                                                                                       -------------
                           Net assets                                                                                  $565,282,021
                                                                                                                       -------------
                                                                                                                       -------------
====================================================================================================================================
NET ASSET VALUE            Class A Shares:
PER SHARE                  Net asset value and redemption price per share (based on
                           net assets of $523,794,745 and 54,196,215 shares of beneficial interest outstanding)               $9.66

                           Maximum offering price per share (net asset value plus sales charge
                           of 4.75% of offering price)                                                                       $10.14

                           ---------------------------------------------------------------------------------------------------------
                           Class B Shares:
                           Net asset value, redemption price and offering price per share (based on
                           net assets of $23,809,175 and 2,465,857 shares of beneficial interest outstanding)                 $9.66

                           ---------------------------------------------------------------------------------------------------------
                           Class C Shares:
                           Net asset value, redemption price and offering price per share (based on
                           net assets of $17,678,101 and 1,831,190 shares of beneficial interest outstanding)                 $9.65

                           See accompanying Notes to Financial Statements.

 9   Oppenheimer U.S. Government Trust

                           STATEMENT OF OPERATIONS  For the Six Months Ended December 31, 1995(Unaudited)
====================================================================================================================================
INVESTMENT INCOME          Interest                                                                                     $17,931,579

====================================================================================================================================
EXPENSES                   Management fees - Note 4                                                                       1,336,594
                           ---------------------------------------------------------------------------------------------------------
                           Distribution and service plan fees - Note 4:
                           Class A                                                                                          496,043
                           Class B                                                                                           52,410
                           Class C                                                                                           66,307
                           ---------------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees - Note 4                                           268,597
                           ---------------------------------------------------------------------------------------------------------
                           Shareholder reports                                                                              119,476
                           ---------------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses                                                                       46,116
                           ---------------------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                                       38,446
                           ---------------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                           30,740
                           ---------------------------------------------------------------------------------------------------------
                           Insurance expenses                                                                                11,998
                           ---------------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class A                                                                                           35,369
                           Class B                                                                                            7,956
                           Class C                                                                                            1,970
                           ---------------------------------------------------------------------------------------------------------
                           Other                                                                                             33,537
                                                                                                                        ------------
                           Total expenses                                                                                 2,545,559
                                                                                                                        ------------
                           Less assumption of expenses by OppenheimerFunds, Inc. - Note 4                                   (38,982)
                                                                                                                        ------------
                           Net expenses                                                                                   2,506,577

====================================================================================================================================
NET INVESTMENT INCOME                                                                                                    15,425,002

====================================================================================================================================
REALIZED AND               Net realized gain (loss) on:
UNREALIZED GAIN            Investments                                                                                    5,271,879
                           Closing of futures contracts - Note 7                                                           (952,976)
                           Closing of options written - Note 5                                                              (90,859)
                                                                                                                        ------------
                           Net realized gain                                                                              4,228,044
                          ----------------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on investments                           5,039,536
                                                                                                                        ------------
                           Net realized and unrealized gain                                                               9,267,580

====================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $24,692,582
                                                                                                                        ------------
                                                                                                                        ------------

                           See accompanying Notes to Financial Statements.






10   Oppenheimer U.S. Government Trust

                           STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                                                   DECEMBER 31, 1995   JUNE 30,
                                                                                                   (UNAUDITED)         1995
====================================================================================================================================
OPERATIONS                 Net investment income                                                    $15,425,002         $22,905,201
                           ---------------------------------------------------------------------------------------------------------
                           Net realized gain                                                          4,228,044           2,180,093
                                                                                                   ---------------------------------
                           Net change in unrealized appreciation or depreciation                      5,039,536           8,115,444
                                                                                                   ---------------------------------
                           Net increase in net assets resulting
                           from operations                                                           24,692,582          33,200,738

====================================================================================================================================
DIVIDENDS AND              Dividends from net investment income:
DISTRIBUTIONS              Class A                                                                  (14,721,535)        (22,498,787)
TO SHAREHOLDERS            Class B                                                                     (329,380)              --
                           Class C                                                                     (418,087)           (416,947)

====================================================================================================================================
BENEFICIAL INTEREST        Net increase (decrease) in net assets resulting from
TRANSACTIONS               beneficial interest transactions - Note 2:
                           Class A                                                                  202,612,081          (7,455,681)
                           Class B                                                                   23,420,648               --
                           Class C                                                                    6,400,187           6,508,757

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                 Total increase                                                           241,656,496           9,338,080
                           ---------------------------------------------------------------------------------------------------------
                           Beginning of period                                                      323,625,525         314,287,445
                                                                                                   ---------------------------------
                           End of period (including undistributed
                           net investment income of $42,547 and
                           $87,075, respectively)                                                  $565,282,021        $323,625,525
                                                                                                   ---------------------------------
                                                                                                   ---------------------------------

                           See accompanying Notes to Financial Statements.






















11   Oppenheimer U.S. Government Trust

                                                FINANCIAL HIGHLIGHTS
                                                ------------------------------------------------------------------------------------
                                                CLASS A
                                                ------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                DECEMBER 31,    YEAR ENDED JUNE 30,
                                                1995(UNAUDITED) 1995           1994          1993           1992          1991
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $9.51           $9.20          $9.95         $9.73          $9.25         $9.24
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .34             .68            .67           .68            .69           .83
Net realized and unrealized gain (loss)              .15             .31           (.74)          .22            .48           .02
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .49             .99           (.07)          .90           1.17           .85
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.34)           (.68)          (.64)         (.68)          (.69)         (.84)
Dividends in excess of net investment
income                                                --              --           (.01)           --             --            --
Tax return of capital distribution                    --              --           (.03)           --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.34)           (.68)          (.68)         (.68)          (.69)         (.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.66           $9.51          $9.20         $9.95          $9.73         $9.25
                                               =====================================================================================
====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 5.22%          11.22%         (1.17)%        9.55%         13.05%         9.53%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $523,795        $312,607       $310,027      $380,916       $395,863      $342,220
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $411,013        $307,306       $355,698      $401,789       $376,532      $299,144
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               7.11%(4)        7.32%          6.61%         6.90%          7.23%         8.93%
Expenses, before voluntary reimbursement
by the Manager                                      1.12%(4)        1.09%          1.14%         1.17%          1.17%         1.19%
Expenses, net of voluntary reimbursement
by the Manager                                      1.10%(4)        N/A            N/A           N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          156.8%         303.5%         139.5%         96.8%         207.8%        133.9%



                                                 FINANCIAL HIGHLIGHTS
                                                 -----------------------------------------------------------------------
                                                 CLASS B                   CLASS C
                                                 -----------------------------------------------------------------------
                                                                           SIX MONTHS
                                                 PERIOD ENDED              ENDED
                                                 DECEMBER 31,              DECEMBER 31,      YEAR ENDED JUNE 30,
                                                 1995 (UNAUDITED)(2)       1995 (UNAUDITED)  1995             1994(1)
========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $9.42                     $9.50             $9.19           $9.83
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .26                       .30               .61             .33
Net realized and unrealized gain (loss)              .24                       .15               .30            (.64)
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .50                       .45               .91            (.31)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.26)                     (.30)             (.60)           (.33)
Dividends in excess of net investment
income                                                --                        --                --              --
Tax return of capital distribution                    --                        --                --              --
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.26)                     (.30)             (.60)           (.33)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.66                     $9.65             $9.50           $9.19
                                               =========================================================================
========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 5.63%                     4.82%            10.31%          (3.12)%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $23,809                   $17,678           $11,019          $4,261
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $11,783                   $13,183            $6,503          $2,173
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               6.18%(4)                  6.29%(4)          6.44%           5.97%(4)
Expenses, before voluntary reimbursement
by the Manager                                      1.99%(4)                  1.89%(4)          1.89%           1.96%(4)
Expenses, net of voluntary reimbursement
by the Manager                                      1.93%(4)                  1.88%(4)           N/A             N/A
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         156.8%                    156.8%            303.5%          139.5%

1.  For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2.  For the period from July 21, 1995 (inception of offering) to December 31,
1995.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.  Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $858,066,577 and $767,726,304, respectively.
See accompanying Notes to Financial Statements.

12  Oppenheimer U.S. Government Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1995, the Fund had entered into outstanding when-issued or forward commitments of $107,315,823.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1995, a provision of $19,575 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $127,488 at December 31, 1995.




13  Oppenheimer U.S. Government Trust

================================================================================
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                     SIX MONTHS
                                                                     ENDED DECEMBER 31, 1995(1)        YEAR ENDED JUNE 30, 1995
                                                                     --------------------------        ------------------------
                                                                     SHARES      AMOUNT                SHARES           AMOUNT
                           ---------------------------------------------------------------------------------------------------------
                           Class A:
                           Sold                                       6,444,591  $ 61,459,140           7,076,177       $65,369,039
                           Dividends reinvested                       1,203,565    11,492,217           1,868,269        17,288,287
                           Issued in connection with the
                           acquisition of:
                           Oppenheimer Mortgage
                           Income Fund - Note 6                       8,262,838    77,918,563                  --                --
                           Quest for Value U.S. Government
                           Income Fund - Note 6                      10,598,976   101,114,231                  --                --
                           Redeemed                                  (5,184,569)  (49,372,070)         (9,758,134)      (90,113,007)
                                                                     ----------- -------------         -----------      ------------
                           Net increase (decrease)                   21,325,401  $202,612,081            (813,688)      $(7,455,681)
                                                                     =========== =============         ===========      ============

                           Class B:
                           Sold                                         970,590  $  9,246,092                  --                --
                           Dividends reinvested                          21,506       206,034                  --                --
                           Issued in connection with the
                           acquisition of:
                           Oppenheimer Mortgage
                           Income Fund - Note 6                         683,099     6,434,794                  --                --
                           Quest for Value U.S. Government
                           Income Fund - Note 6                         967,755     9,222,705                  --                --
                           Redeemed                                    (177,093)   (1,688,977)                 --                --
                                                                      ---------- -------------         -----------      ------------
                           Net increase                               2,465,857  $ 23,420,648                  --                --
                                                                      ========== =============         ===========      ============

                           Class C:
                           Sold                                         749,763  $  7,134,565           1,086,358       $10,120,239
                           Dividends reinvested                          35,464       338,242              35,316           327,690
                           Issued in connection with the
                           acquisition of Quest for
                           Value U.S. Government
                           Income Fund - Note 6                         284,411     2,710,439                  --                --
                           Redeemed                                    (398,181)   (3,783,059)           (425,453)       (3,939,172)
                                                                      ---------- -------------         -----------      ------------
                           Net increase                                 671,457  $  6,400,187             696,221       $ 6,508,757
                                                                      ========== =============         ===========      ============

                           1. For the six months ended December 31, 1995 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to December 31, 1995 for Class B shares.

14  Oppenheimer U.S. Government Trust

================================================================================
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $14,423,611 was composed of gross appreciation of $20,213,082, and gross depreciation of $5,789,471.
================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .65% of the first $200 million of average annual net assets of the Fund, .60% of the next $100 million, .57% of the next $100 million, .55% of the next $400 million and .50% of net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

The Manager has agreed to reimburse the Fund for SEC fees incurred in connection with the acquisition of Quest for Value U.S. Government Income Fund.

For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $384,430, of which $114,369 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $239,663 and $49,398, of which $9,192 and $6,498, respectively, was paid to an affiliated broker/dealer. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $33,148 and $4,515, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $529,319 for Class B and $210,967 for Class C. During the six months ended December 31, 1995, OFDI paid $32,019, $249 and $4,785, respectively, to an affiliated broker/dealer as compensation for Class A, Class B and Class C personal service and maintenance expenses, and retained $46,217 and $45,920, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.
================================================================================
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.



15  Oppenheimer U.S. Government Trust

================================================================================
5.  OPTION ACTIVITY (CONTINUED)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended December 31, 1995 was as follows:

                                                                PUT OPTIONS
                                                                --------------------------
                                                                NUMBER OF        AMOUNT OF
                                                                OPTIONS          PREMIUMS
                          ----------------------------------------------------------------
                          Options outstanding at
                          June 30, 1995                              --                --
                          Options written                        38,080          $279,931
                          Options closed                        (22,000)          (73,906)
                                                                --------         ---------
                          Options outstanding at
                          December 31, 1995                      16,080          $206,025
                                                                ========         =========

================================================================================
6. ACQUISITION OF OPPENHEIMER MORTGAGE INCOME FUND AND QUEST FOR VALUE U.S. GOVERNMENT INCOME FUND

On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

On November 24, 1995, the Fund acquired all of the net assets of Quest For Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest For Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755, and 284,411 shares of
Class A, Class B, and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443, and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualifies as a tax-free reorganization for federal income tax purposes.
================================================================================
7.  FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

16  Oppenheimer U.S. Government Trust

OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
OFFICERS AND TRUSTEES
Leon Levy, Chairman of the Board of Trustees
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Bridget A. Macaskill, Trustee and President
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Sidney M. Robbins, Trustee
Donald W. Spiro, Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
David Rosenberg, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary
================================================================================
INVESTMENT ADVISOR
OppenheimerFunds, Inc.
================================================================================
DISTRIBUTOR
OppenheimerFunds Distributors, Inc.
================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
================================================================================
CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.
================================================================================
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
================================================================================
LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein


The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.








17  Oppenheimer U.S. Government Trust

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OPPENHEIMERFUNDS FAMILY
-----------------------

================================================================================
               OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel comfor-
               table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by tele-phone.(1) For more information on Oppenheimer funds, please con-tact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS    Global Emerging Growth Fund       Growth Fund
               Enterprise Fund                   Global Fund
               Discovery Fund                    Quest Global Value Fund
               Quest Small Cap Value Fund        Oppenheimer Fund
               Gold & Special Minerals Fund      Value Stock Fund
               Target Fund                       Quest Value Fund
================================================================================
STOCK & BOND   Main Street Income & Growth Fund  Global Growth & Income Fund
FUNDS          Quest Opportunity Value Fund      Equity Income Fund
               Total Return Fund                 Asset Allocation Fund
               Quest Growth & Income Value Fund  Strategic Income & Growth Fund

================================================================================
BOND FUNDS     International Bond Fund           Bond Fund
               High Yield Fund                   U.S. Government Trust
               Strategic Income Fund             Limited-Term Government Fund
               Champion Income Fund

================================================================================
TAX-EXEMPT     California Tax-Exempt Fund(2)     Pennsylvania Tax-Exempt Fund(2)
FUNDS          Florida Tax-Exempt Fund(2)        Tax-Free Bond Fund
               New Jersey Tax-Exempt Fund(2)     Insured Tax-Exempt Fund
               New York Tax-Exempt Fund(2)       Intermediate Tax-Exempt Fund

================================================================================
MONEY MARKET   Money Market Fund                 Cash Reserves
FUNDS

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
               2. Available only to investors in certain states. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -c-Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


18  Oppenheimer U.S. Government Trust

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RS0220.001.1295 February 28, 1996
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"HOW MAY I HELP YOU?"                [PHOTO]

                              Jennifer Leonard, Customer Service Representative OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer fund's transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
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[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
       OppenheimerFunds Distributor, Inc.                       Bulk Rate
       P.O. Box 5270                                            U.S. Postage
       Denver, CO 80217-5270                                    PAID
                                                                Permit No. 314
                                                                Farmingdale, NY
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